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                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our report dated February 24, 2000, included in this Form 10-K, into Building Materials Corporation of America's previously filed Registration Statement on Form S-8 File No. 333-60589.


                                          ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 30, 2000